Exhibit 10.115

EXECUTION VERSION

July 14, 2016

Re:                             Exchange

Ladies and Gentlemen:

This agreement confirms the terms and conditions under which Clean Energy Fuels Corp. (the “Company”) and                      (the “Holder”) agree to an exchange of the 7.5% Convertible Note due 2016 (CUSIP 184499 AA9) having an outstanding principal amount of $                (the “Note”) issued by the Company and held by the Holder, for the issuance and delivery and payment, as applicable, by the Company to the Holder of (i) the number of shares of the Company’s common stock (CUSIP 184499 101), par value $0.0001 (the “Common Stock”), set forth herein, and (ii) an aggregate cash amount set forth below (such transaction, the “Exchange”).  The Company and the Holder agree as follows:

1.                                      The Exchange.  The closing of the Exchange (the “Closing”) shall occur on July 15, 2016 (the “Closing Date”). At the Closing, (a) the Holder shall deliver the Note to the registrar for the Note for cancellation in full, and (b) the Company shall (i) issue and deliver              shares of Common Stock (the “Shares”) in electronic book-entry form to the Holder pursuant to the instructions of the Holder, and (ii) pay to the Holder an aggregate cash amount of $             in immediately available funds (the “Cash Payment”) (it being agreed that $              of the Cash Payment shall be in full payment of all accrued and unpaid interest owed under the Note as of July 14, 2016).  Upon the Company’s issuance and delivery of the Shares and payment of the Cash Payment in accordance with this agreement, the Note shall be cancelled in full and the Holder shall release all claims arising out of or related to the Note, including, but not limited to, any rights to further payment of principal or interest with respect to the Note.  The Shares shall be issued and delivered solely in exchange for the cancellation of the Note and all amounts due and owing thereunder, and the Holder shall not pay or be required to pay any additional consideration to the Company in order to effectuate the issuance and delivery of the Shares.

2.                                      Representations, Warranties and Covenants.

(a)                                 In connection with the Exchange, the Holder hereby represents, warrants, acknowledges and agrees as follows as of the date of this agreement and the Closing Date:

(i)                                     The Holder is the sole legal and beneficial owner of the Note.

(ii)                                  The Note being transferred hereunder is free and clear of any liens, charges or encumbrances and at the Closing, the Holder shall convey to the Company good title to the Note free and clear of all liens, charges and encumbrances.

(iii)                               Neither the Holder nor anyone acting on the Holder’s behalf has received or paid or will receive or pay any commission or remuneration directly or indirectly in connection with or in order to solicit or facilitate the Exchange, and neither such Holder nor anyone acting on the Holder’s behalf has paid or will pay any consideration in connection with the Exchange, except solely for the Note being exchanged.

(iv)                              The Holder acknowledges that the transaction contemplated hereby is intended to be exempt from registration by virtue of Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).  The Holder knows of no reason why such exemption is not available.

(v)                                 The Holder is (A) an accredited investor within the meaning of Regulation D promulgated under the Securities Act; (B) a qualified institutional buyer within the meaning of Rule 144A promulgated under the Securities Act.

(vi)                              The Holder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in, and to make an informed investment decision with respect to, the Exchange, and the Holder acknowledges that: (A) the Company makes no representation regarding the value of the Note or the Shares; and (B) the Holder has independently and without reliance upon the Company made its own analysis and decision to enter into the Exchange and exchanges the Note on the terms set forth herein.

(vii)                           The Holder has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of the transaction contemplated, and the Holder has undertaken an independent evaluation of such merits and risks based on the Holder’s own financial circumstances.

(viii)                        The Holder represents that: (A) it has all of the power and authority necessary to enter into this agreement and to consummate the transactions contemplated hereunder; (B) it has taken all action as may be necessary to authorize the execution and delivery of this agreement and the consummation of the transactions contemplated by this agreement and the performance of its obligations hereunder; (C) this agreement is an obligation enforceable against the Holder in accordance with its terms, except that such enforcement may be subject to (x) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally; and (y) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity; and (D) neither the execution and delivery hereof or the performance of its obligations hereunder will violate or contravene any applicable requirements of law or any of its governing documents.

(ix)                              The Holder acknowledges and agrees that (A) as of the date hereof, the Company is in full compliance with and is not in Default (as such term is defined in the convertible note purchase agreement dated August 24, 2011 (“NPA”)) under the NPA or the Note, and (B) neither this agreement nor the Exchange is or will constitute a breach of the NPA or Default under the NPA or the Note in any respect.  For the avoidance of doubt, (1) the Company hereby expressly waives the applicability of Section 6.2.2 of the NPA and Section 4.3 (except for the last sentence of thereof) of the NPA to this agreement and to the Exchange, and (2) the Holder hereby expressly acknowledges that the Shares shall not constitute Registrable Securities (as such term is defined in the registration rights agreement dated August 30, 2011 (“RRA”)) under the RRA and that the Company shall have no obligations pursuant to the RRA with respect to, and the RRA shall have no applicable to, the Shares or the Exchange.

(x)                                 Unless otherwise required by law or applicable regulation or if otherwise publicly disclosed by the Company (but in which case only to the extent of such disclosure by the Company), the Holder shall keep the terms of this agreement confidential and shall not disclose such terms to any other party.

(xi)                              The Holder understands and acknowledges that (A) as the issuer of the Shares, the Company has information that has not been publicly disclosed concerning the Company, its subsidiaries and affiliates, including, but not limited to, the general business, plans and prospects of and possible future transactions involving the Company, its subsidiaries and/or affiliates (the “Information”), and (B) such Information may be indicative of or affect the value of the Note or the Shares.  The Holder has not requested and does not wish to be provided with any Information, has not received any Information and acknowledges that the Information might be material to its decision to enter into the Exchange or otherwise materially adverse to its interests.  The parties hereby acknowledge and agree that this agreement is being entered and the transactions contemplated hereby, including the Exchange, are being effected solely because of the representations and covenants made by the Holder in this Section 2(a)(xi), and that the Company would not have entered into this agreement or agreed to effect the Exchange in the absence of such representations and covenants.

(xii)                           The Holder, directly or indirectly, has not entered, and shall not, prior to July 16, 2016, enter into any “short sale” involving the Common Stock.  For purposes of this agreement, “short sale” means any sale of Common Stock that the Holder does not own or any sale that is consummated by the delivery of Common Stock borrowed by, or for the account of, the Holder.

(xiii)                        The Holder is not acting and has not agreed to act together with any other person for the purpose of effecting the Exchange or acquiring, holding, voting or disposing of the Shares.  The Holder is not an “affiliate” of the Company, as such term is defined in Rule 144 promulgated under the Securities Act, and has not been an affiliate of the Company for at least the three preceding months.  Immediately after the consummation of the transactions contemplated herein, the Holder will not beneficially own more than 9.99% of the Company’s issued and outstanding Common Stock.

(b)                                 In connection with the Exchange, the Company represents, warrants, acknowledges and agrees as follows as of the date of this agreement and the Closing Date:

(i)                                     Assuming the accuracy of the Holder’s representations and warranties made herein, the Shares will not be “restricted securities” within the meaning of the Securities Act, will be validly issued, fully paid and non-assessable and will be freely transferable by the Holder.  The book-entry positions representing the Shares will not bear a restrictive legend under the Securities Act.

(ii)                                  The transaction contemplated hereby is exempt from registration by virtue of Section 3(a)(9) of the Securities Act.  The Company knows of no reason why such exemption is not available.

(iii)                               The Company represents that: (A) it has all of the power and authority necessary to enter into this agreement and to consummate the transactions contemplated hereunder; (B) it has taken all action as may be necessary to authorize the execution and delivery of this agreement and the consummation of the transactions contemplated by this agreement and the performance of its obligations hereunder; (C) this agreement is an obligation enforceable in accordance with its terms, except that such enforcement may be subject to: (x) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally; and (y) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity; and (D) neither the execution and delivery hereof or the performance of its obligations hereunder will violate or contravene any applicable requirements of law or any of its governing documents.

(iv)                              The Company shall not, from the date hereof through and including August 14, 2016, sell any shares of Common Stock pursuant to its equity distribution agreement with Citigroup Global Markets Inc. dated November 11, 2015.

3.                                      Miscellaneous.

(a)                                 The parties acknowledge that money damages are not an adequate remedy for violations of this agreement and that any party shall be entitled to specific performance or injunctive or such other relief as a court may deem just and proper in order to enforce this agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief, this being in addition to any other remedy to which such party is entitled at law or in equity.

(b)                                 All questions concerning the construction, validity, enforcement and interpretation of this agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery, or, if no such state court has proper jurisdiction, the United States District Court for the District of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c)                                  No provision of this agreement may be amended or modified except upon the written consent of the Company and the Holder.

(d)                                 This agreement supersedes all other prior oral or written agreements between the parties and any persons acting on their behalf with respect to the subject matter hereof and constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein.  For the avoidance of doubt, as of the Closing, the Note, the NPA and the RRA shall each be terminated and cancelled in full as between the Company and the Holder and the Company shall be released from all liabilities, duties and obligations owed to the Holder under each such document.

(e)                                  If any one or more of the provisions contained in this agreement is determined to be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction, nor will the validity, legality and enforceability of the remaining provisions contained in this agreement in any way be affected or impaired thereby.

(f)                                   All notices, requests and demands will be served by hand delivery, telefacsimile, email, overnight courier or by registered or certified mail, with return receipt requested, as set forth on the signature pages hereto or at such other address as any party designates for such purpose in writing to the other party.  Notices will be deemed to have been given on the date actually received in the event of personal, telefacsimile, email or overnight courier delivery or on the date three (3) days after notice is deposited in the mail, properly addressed, postage prepaid.

(g)                                  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this agreement and the consummation of the transactions contemplated hereby

(h)                                 This agreement may be executed in two or more counterparts, and it will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.  The counterpart will be deemed an original, but all counterparts together will constitute one and the same instrument.

[Signature Page Follows]

Very truly yours,

CLEAN ENERGY FUELS CORP.

By:

Signature:

Title:

Address for Notice:

4675 MacArthur Court, Suite 800
Newport Beach, CA 92660

AGREED AND ACCEPTED:

By:

Signature:

Title:

Address for Notice: